Exhibit 10.4

越宝企业管理咨询（广州）有限公司

Superior Treasure Enterprise Management Consulting (Guangzhou) Corporation Limited

和 and

孟雪琴

Meng Xueqin

周永益

Zhou Yongyi

及 and

广东藏宝天下艺术品有限公司

Guangdong Cang Bao Tian Xia Artworks Corporation Limited

股权优先受让协议

STOCK EQUITY TRANSFER PRIORITY AGREEMENT

2018 年 1 月 20 日

Date: January 20th，2018

中华人民共和国

The People’s Republic of China

股权优先受让协议

Stock Equity Transfer Priority Agreement

本股权优先受让协议 (“协议”)由以下各方于 2018 年 1 月 20 日在中华人民共和 国签订：

This Stock Equity Transfer Priority Agreement (this “Agreement”) is made and entered into, as of (January 20th，2018), in the People’s Republic of China by the Parties as follows:

“优先受让人”： 越宝企业管理咨询（广州）有限公司

“Preferential Transferee”： Superior Treasure Enterprise Management Consulting (Guangzhou) Corporation Limited

地址: 广州市南沙区进港大道 10 号 609 房

Address: Room 609, No.10, Jin Gang Avenue, Nansha District, Guangzhou City 代表人:Angella Lu

Representative: Angella Lu

“股东”:孟雪琴

“Shareholder”: Meng Xueqin

身份证号码: 110104196308261260

ID Number: 110104196308261260

地址: 北京市丰台区嘉园一里 8 楼 9 门 802 号

Address: Room 802, Building 9, No.8， Jia Yuan Yi Li, Fengtai District, Beijing City

“股东”：周永益

“Shareholder”: Zhou Yongyi

身份证号码: 510111195305150374

ID Number: 510111195305150374

地址: 成都市金牛区茶店子育苗路 8 号 8 栋 4 单元 2 号

Address: Room 2，Floor 4，Building 8, No.8, Yumiao Road, Chadianzi, Jinniu District，Chengdu City

股东孟雪琴、周永益称为“股东”。本协议中，股东和优先受让人在本协议中以 下合称“各方”，单独称“一方”。

Shareholder Meng Xueqin and Zhou Yongyi will hereinafter be collectively referred to as the “Shareholder”. In this Agreement, the Shareholders and the Preferential Transferee will hereinafter be collectively referred to as “all Parties” or “each Party”, and individually referred to as a “Party”.

前 言

RETICALS

鉴于，股东是中国公民。拥有对广东藏宝天下艺术品有限公司（“公司”）注册资本 100％的权益。公司是一家根据中国法律组建和有效存续的有限责任公 司。

Whereas, the Shareholders are Chinese citizens, holding 100% of the equity of the registered capital of the Guangdong Cang Bao Tian Xia Artworks Corporation Limited (the “Company”), which is a corporation with limited liability duly organized and existing under the laws of China.

鉴于，优先受让人是一家根据中国法律组建和存续的外商独资企业。

Whereas, the Preferential Transferee is a wholly foreign owned enterprise duly organized and existing under the laws of China.

鉴于，公司、优先受让人和股东出让人于 2018 年 1 月 20 日签订了《股东 收益权转让协议》(“股东收益权转让协议”)，根据该协议，股东向优先受让人 转让其对公司享有的股东收益权。

Whereas, the Company, the Preferential Transferee and the Shareholders made and entered into, as of (January 20th,2018), a Shareholder Usufruct Transfer Agreement (the “Shareholder Usufruct Transfer Agreement”), pursuant to which the Shareholders shall transfer their shareholder usufruct of the Company to the Preferential Transferee.

鉴于，公司、优先受让人和股东于 2018 年 1 月 20 日签订了《独家管理咨 询服务协议》(“服务协议”)，根据该协议，优先受让人同意作为独家提供商， 向公司提供与公司业务有关的所有管理服务，以收取一定的服务费。

Whereas, the Company, the Preferential Transferee and the Shareholders made and entered into, as of January 20th，2018, an Exclusive Management Consultation Service Agreement (the “Service Agreement”), pursuant to which the Preferential Transferee consents to act as an exclusive provider to provide the Company with all management service relating to the business of the Company, with a certain service fee as compensation.

据此，鉴于各方的相互承诺和保证以及下文规定的条件，各方立约如下：

NOW, THEREFORE, based on the mutual commitment and guarantee of all Parties and the conditions following, all Parties make and enter into the stipulations as follows:

1. 定义 Definition

除非本协议另有规定，下述词语具有如下定义

Unless other provisions in this Agreement, the terms following shall be construed and interpreted as the definition as follows:

“附属公司”应指本协议一方，直接或间接，所有或控制，或共同所有或控制的 法律实体或自然人（就本协议而言，“所有”或“控制”是指直接或间接所有商 业企业超过百分之五十（50%）的带投票权股份，或通过享有任命商业企业董事会 超过半数成员的权利或在其享有任命董事会一半成员权利的董事会中拥有票数相

等时的决定性投票权来控制商业企业）。

“Affiliated Company” shall be referred to as any legal entity or natural person, directly or indirectly, owned or controlled, or collectively owned or controlled by a Party or Parties in this Agreement (for this Agreement, to “own” or “control” shall refer to directly or indirectly possession of over 50% of the voting stock shares of the commercial cooperation, or to control the commercial cooperation by possessing the right to appoint the majority members of the Board of Directors in such cooperation or by possessing the decisive voting right in the case of tie of votes in the Board of Directors where such Party have the right to appoint the majority members of such BOD).

“交割日”具有第 2.3 款规定的含义。

“Pay Day” shall be referred to as the definition in the Paragraph 2.3.

“股权”指股东以其对公司的出资而对公司注册资本享有的权益。

“Stock Equity” shall be referred to as the equity of the registered capital of the Company held by the Shareholders based on their contribution to such capital of the Company.

“中国” 应指中华人民共和国。

“China” shall be referred to as the People’s Republic of China.

“中国法律”是指中华人民共和国大陆地区的法律（不包括台湾、香港、澳门地 区的法律）；

“Laws of China” shall include the laws of the mainland of the People’s Republic of China (excluding the laws of Taiwan, Hong Kong and Macao).

“同意”是指任何批准、同意、核准、许可、弃权或者授权，包括任何政府机关 授予或许可的任何前述方式。

“Consent” refers to any approval, consent, agreement, permit, waiver or authorization, including any of such modes awarded or approved by government or governmental sectors.

“政府机关”是指国家或政府或任何省或州的下属任何政治分支机构；任何行使 行政、立法、司法权、管理或规划职能的政府或政府附属的实体、机关或团体， 包括中华人民共和国及其下属机构的政府部门机构、部门、机关、董事会、委员 会和政府授权、委托的组织；以及任何法院、法庭、仲裁组织和其他自治组织。
“Governmental Sectors” refers to any political subordinate division of the country or government, or of any province or state; any government or government-affiliated entity, office or organization which exercises administrative power, legislative power, judicial power, management or programming power, including the People’s Republic of China and its any subordinate ministry, department, office, board of directors, committee and any organization authorized or entrusted by government; and any court, arbitration organization and other autonomy organization.

“法律”是指以下文件中的相应条款：（a）宪法、条约、条例、法律（包括普通 法）、法典、法规、规章、条例或者任何有关政府机关的命令；(b) 政府批准；(c) 政府机构的命令、决定、禁令、裁决、法令和协定。

“Laws” shall include any provisions of the documents as follows: (a) the constitution, treaties, regulations, laws (including common laws), codes, legislations, rules, statutes or any order by governmental sectors; (b) governmental approvals; (c) orders, determinations, prohibitions, adjudications, statutes or protocols of governmental sectors.

2. 股权优先受让权 Stock Equity Transfer Priority

2.1 优先受让权 Transfer Priority

股东同意授予优先受让人购买其持有的对公司注册资本的全部或部分权益 的优先权利。该项优先权利的含义包括：

The Shareholders agree to award the Preferential Transferee with the priority to purchase all or part of the equity of the registered capital of the Company held by the Shareholders. Such priority shall include:

2.1.1 在本协议期限内，若股东决定转让其持有的全部或者部分公司股权 的，则：

During the term of this Agreement, if Shareholder of the Company decides or desires to transfer all or part of the stock equity of the Company held by this Shareholder,

a. 股东必须向优先受让人发出一份不可撤销书面通知，告知优先受让 人其拟转让所持有的全部或者部分公司股权的意思表示；

This Shareholder must issue an irrevocable written notification to the Preferential Transferee, stating its intention to transfer all or part of the stock equity of the Company it holds;

b. 就该部分拟转让的公司股权，优先受让人享有优先于任何第三方受 让该部分股权的权利，但是，优先受让人必须自收到该股东发出的书面通知 之日起 30 天内作出是否行使优先受让权的书面答复，否则，视为优先受让 人不行使优先受让权；

As for such stock equity of the Company intended to transfer, the Preferential Transferee is entitled to be transferred prior to any third party; provided that, the Preferential Transferee must, within a period of 30 days which commence from the day when it receive such written notification issued by such Shareholder, make a written reply stating whether it will exercise such transfer priority or not; or otherwise, it is deemed that the Preferential Transferee decides not to exercise such transfer priority;

c. 优先受让人受让拟转让股权的对价，不受《中华人民共和国公司法》 关于同等条件的规定的约束，即优先受让人有权以任何与该股东协商确定的 对价受让该部分股权，公司其他股东不得异议；但是，如果当时中国法律法 规对该等购买价有评估或最低价的强制要求，各方同意购买价格应为当时适 用的相关法律法规所允许的最低价。

The consideration for such intended stock equity transfer paid by the Preferential Transferee shall not be bound by the provisions of the same condition under the Law of Corporation of the People’s Republic of China, that is, the Preferential Transferee is entitled to be transferred with such stock equity at any consideration determined through negotiation by such Preferential Transferee and such Shareholder, and the other Shareholders of the Company shall not make any dissent. However, all Parties shall agree that the purchase price shall be the minimum price permitted by applicable laws and regulations, in case any compulsory requirement to the evaluation or minimum price of the purchase price is stipulated by the laws and regulations of China at the time when such purchase or transfer is conducted.

2.1.2 在本协议期限内，优先受让人有权不时向股东提出购买其持有的 对公司注册资本的全部或部分的要约，对于优先受让人发出的该等要约，在 满足下列条件的前提下，股东不得拒绝，直至股东所持的对公司注册资本的 权益全部被优先受让人依照本协议收购：

During the term of this Agreement, the Preferential Transferee is entitled to propose, at any time, to Shareholder with any purchase proposal of all or part of the registered capital of the Company held by such Shareholder; Shareholder shall not reject such proposal issued by the Preferential Transferee if the following conditions are met, until all of the equity of the registered capital of the Company held by such Shareholder are purchased, pursuant to this Agreement, by the Preferential Transferee:

a. 优先受让人取得公司股权的行为、或者优先受让人取得公司股权的 数额不违反中国法律的禁止性规定；

The act that the Preferential Transferee obtains the stock equity of the Company or the amount of the stock equity of the Company obtained by the Preferential Transferee results in no violation of the prohibitive regulation of the laws of China;

b. 优先受让人提出的购买对价是经优先受让人与股东协商一致确定 的；但是，如果当时中国法律法规对该等购买价有评估或最低价的强制要求， 各方同意购买价格应为当时适用的相关法律法规所允许的最低价。

The purchase price or consideration proposed by the Preferential Transferee is determined through negotiation by the Preferential Transferee and the Shareholders; however all Parties shall agree that the purchase price or consideration shall be the minimum price permitted by applicable laws and regulations, in case any compulsory requirement to the evaluation or minimum price of the purchase price or consideration is stipulated by the laws and regulations of China at the time when such purchase or transfer is conducted.

2.2 任命被指定人的能力；优先受让权可转让

Power to Appoint an Appointee; Transfer Priority may be Transferred

股东同意，依据第 2.1 款赋予的股权优先受让权可由优先受让人或优先受 让人指定的任何人士行使。股东进一步同意，优先受让人可将上述全部或 部分对公司注册资本的权益的优先受让权自由转让给任何第三方，并且在 转让后，上述优先受让权可由该第三方按照本协议的条款和条件行使，如 同该第三方为本协议之一方，且该第三方应承担优先受让人在本协议项下 的权利和义务。

The Shareholders agree that the stock equity transfer priority awarded pursuant to the Paragraph 2.1 may be exercised by the Preferential Transferee or any person appointed by the Preferential Transferee. The Shareholders further agree that the Preferential Transferee may freely transfer all or part of such transfer priority of the equity of the registered capital of the Company to any third party. After such Transfer, such transfer priority may be exercised, pursuant to the provisions and conditions under this Agreement, by such third party who may be deemed as a Party in this Agreement, and such third party shall assume the rights and obligations of the Preferential Transferee under this Agreement.

2.3 行使优先受让权通知

Notification to Exercise the Transfer Priority

如果优先受让人希望行使第 2.1 款赋予的股权优先受让权，则：

In case the Preferential Transferee desires to exercise the stock equity transfer priority awarded under the Paragraph 2.1,

2.3.1 就第 2.1.1 款项下优先受让权的行使，其应自收到股东拟转让对 公司注册资本的全部或部分权益的书面通知之日起 30 天内作出是否行使 优先受让权的书面答复，如其决定行使优先受让权，则其应同时向股东发 出不可撤销的书面通知，载明以下事项：

In the case of the Paragraph 2.1.1, the Preferential Transferee shall, within a period of 30 days which commence from the day when it receive the written notification issued by such Shareholder stating the intention to transfer all or part of the equity of the registered capital of the Company held by such Shareholder, make a written reply stating whether it will exercise such transfer priority or not; and if the Preferential Transferee decides to exercise such transfer priority, it shall, simultaneously, issue an irrevocable written notification, stating:

a. 该等购买的有效交割日（“交割日”）（“交割日”应迟于不可撤销 的书面通知作出之日 30 天或以上）；

The effective Pay Day of such purchase (the “Pay Day”) (the Pay Day shall be later than a period of 30 days or more which commences from the day when the irrevocable written notification is issued);

b. 行使优先受让权的股权数量和/或总额；及

The amount and/or total amount of the stock equity to be purchased or transferred in such exercise of the transfer priority; and

c. 应登记的股权所有人的姓名。

The name of the stock equity holder to be registered.

2.3.2 就第 2.1.2 款项下优先受让权的行使，其应向股东发出不可撤销 的书面通知，载明以下事项：

In the case of the Paragraph 2.1.2, the Preferential Transferee shall issue an irrevocable written notification to the Shareholders, stating:

a. 该等购买的有效交割日（“交割日”）（“交割日”应迟于不可撤销 的书面通知作出之日 30 天或以上）；

The effective pay day of such purchase (the “Pay Day”) (the Pay Day shall be later than a period of 30 days or more which commences from the day when the irrevocable written notification is issued);

b. 行使优先受让权的股权数量和/或总额；及

The amount and/or total amount of the stock equity to be purchased or transferred in such exercise of the transfer priority; and

c. 应登记的股权所有人的姓名。

The name of the stock equity holder to be registered.

为避免疑问，各方明确约定，优先受让人有权行使依据本第 2 条赋予的股 权优先受让权，并有权决定将股权登记于他人名下。

In the avoidance of any question or problem, all Parties confirm that the Preferential Transferee is entitled to exercise the stock equity transfer priority awarded under the Paragraph 2 herein, and to register such stock equity in the name of any other person.

2.4       优先受让股权的对价的抵销

Counterbalance to the Consideration of the Stock Equity Transfer

就优先受让人按第 2.1 条款的约定受让股东对公司注册资本的全部 或部分权益的对价，双方同意作如下安排：由于股东、公司与优先受让人 签订了股东收益权转让协议，就按股东收益权转让协议约定优先受让人尚 未提取的经过确认货币价值的历年股东收益，受让人可以以该股东收益作 为支付优先受让人受让股东对公司注册资本的全部或部分权益的对价。

As for the consideration of the transfer of all or part of the equity of the registered capital of the Company pursuant to the Paragraph 2.1 in this Agreement paid by the Preferential Transferee, the Shareholder intending to transfer such equity and the Preferential Transferee agree to the following arrangement: since the Shareholders, the Company and the Preferential Transferee have made and entered into a Shareholder Usufruct Transfer Agreement, the Preferential Transferee may pay the consideration of the transfer of all or part of the equity of the registered capital of the Company to the Shareholder who intends to transfer such equity, with the shareholder profit, which has been evaluated in monetary value but not withdrawn over years by the Preferential Transferee pursuant to the stipulations of the Shareholder Usufruct Transfer Agreement.

2.5 文件签署；委托函 在优先受让人依据本第 2 条行使权利之后，股 东同意签署并交付优先受让人可能合理要求的进一步协议和转让证书或其 他文书和文件，并采取优先受让人可能合理要求的其他一切行动，以便将 相关股权转让给优先受让人或其指定人或受让人。为配合优先受让人依据 本第 2 条行使权利，股东将任命一第三方为其代理人，该代理人拥有完全 的权力签署任何文件，无论以其独立身份或以作为公司的股东（视情况而 定）的身份（授权委托书样式见附件 1）。股东在此批准并同意上述受托 人的一切行动，并同意，优先受让人和上述任何代理人均不对任何作为或 不作为、或任何判断错误或事实或法律的错误承担责任，但上述人士的重 大失职或恶意行为除外。

Execution; Entrustment Letter After the Preferential Transferee exercises the rights pursuant to the Paragraph 2 herein, the Shareholders agree to execute signatures in and deliver a further agreement and transfer certification or other writs and documents which is reasonably required by the Preferential Transferee, and to adopt any other action at the reasonable request of the Preferential Transferee, so as to transfer relevant stock equity to the Preferential Transferee or the appointee or other transferee. In order to coordinate with the Preferential Transferee to exercise rights pursuant to this Paragraph 2, the Shareholders will appoint and engage a third party as their agent who will have the full and entire power to execute signature in any document, whether in the name of itself or in the name of the Shareholders of the Company (as the case may be) (the Letter of Authorization and Entrustment shall be referred to as the Appendix 2). The Shareholders hereby approve and agree to any action of such agent, and agree that the Preferential Transferee and any such agent will not assume any liability to any action or inaction, any misjudgment or fact or legal mistake, except for the material dereliction of duty or malicious acts of such persons.

3. 声明、保证与承诺

Declaration, Guarantee and Commitment

3.1 股东的声明与承诺 股东向优先受让人共同做出下述声明、保证与承诺， 在本协议期限内的任何时点：

Declaration and Commitment of Shareholders The Shareholders jointly make the declaration, guarantee and commitment to the Preferential Transferee that during the term of this Agreement:

a) 股东是中国公民，在中国合法居住，具有完全的合法权力、权利及授 权签署本协议及本协议所提及的其作为所有合同及文件的当事人，并 且遵守并履行本协议及该等合同及文件项下的义务；

The Shareholders are Chinese citizens and legally live and reside in China, with full legal power, rights and authorization to execute signature in this Agreement and other relevant agreements, and to be a party in such agreements; the Shareholders will abide by and perform this Agreement and the obligations under such agreements and documents;

b) 尽其所知，股东签署及履行本协议不违反其作为当事人的任何合同或 文件。

As their acknowledgement, the execution and performance of this Agreement by the Shareholders will not result in any violation to any contract or document in which they are a party;

c) 股东将为公司的合法股东，及为对公司注册资本 100％的权益的合法 及实益拥有人，并且他们的名字已在相关的工商行政管理部门正式登 记为公司的股东；

The Shareholders shall be the legal shareholders of the Company, and are the legal owner of the actual benefit of the equity of the 100% registered capital of the Company; such Shareholders have been officially registered in the Administration Bureau for Industry and Commerce to be the shareholders of the Company;

d) 股东应全部完成其对公司的出资义务；

The Shareholders have made full contribution to the Company as their obligation;

e) 不存在任何就其所知可能被合理预见将对本协议或其履行其在本协 议项下的义务造成严重不利影响的潜在的或可能发生的诉讼、仲裁或 其他法律、政府或行政程序；

As the Shareholders’ acknowledgement, no any potential or contingent proceeding, arbitration or other legal, governmental or administrative procedure, which may be reasonably predicted and may adversely affect this Agreement or their performance of the obligation under this Agreement, is in existence.

f) 其已向优先受让人披露了任何政府部门向其颁发并在其占有或控制 之下的可能对其在本协议项下的义务的履行造成影响的全部文件，并 将披露在本协议期限内可能被其占有或控制的任何此类文件；

The Shareholders have already exposed or revealed to the Preferential Transferee all of the documents under their possession or control which are promulgated by any governmental sector, which may affect their performance of the obligations under this Agreement, and will expose and reveal any such document which may be under their possession or control within the term of this Agreement;

g) 除根据各方另行达成的股权质押协议所设立的担保权益外，其对公司 注册资本的权益将保持不存在任何担保权益、留置权、负担和第三方 权利及/或主张；

Except for the security interest set in the Stock Equity Pledge Agreement separately made and entered into by all Parties, no any other security interest, lien, liability or right and/or claim by a third party will be set to the equity of the registered capital of the Company held by the Shareholders;

h) 除根据本协议向优先受让人或其指定人或受让人的转让，其不得转 让、赠送、质押、设置负担于或以其他任何方式处置其对公司注册资 本的权益，或其中的任一部分；

Except for the transfer to the Preferential Transferee, the appointee or transferee appointed by the Preferential Transferee pursuant to this Agreement, the Shareholders shall not transfer, present, pledge, set liability to or otherwise dispose all or part of their equity of the registered capital of the Company;

i) 其将保证完全及适当遵守其在股东收益权转让协议、服务协议中所作 的全部承诺；并且

The Shareholders guarantee that they will fully and properly abide by their commitment set forth in the Shareholder Usufruct Transfer Agreement and Service Agreement; and

j) 授予优先受让人的购买公司对注册资本的权益的优先受让权是排他 性的，并将保持排他性，其不得以其他任何方式将该优先受让权或其 他相似的权利授予第三方。

The transfer priority awarded to the Preferential Transferee to purchase the equity of registered capital of the Company shall be exclusive, and will remain in such exclusiveness; the Shareholders shall not otherwise award such transfer priority or similar rights to any third party.

3.2 声明和保证的重申 各方在此同意在第 3.1 款中做出的声明和保证将被视 为在每个交割日重申，如同该声明和保证在该交割日做出。

Reaffirmation of Declaration and Guarantee All Parties hereby agree that such declaration and guarantee in the Paragraph 3.1 shall be deemed reaffirmed at each Pay Day, as such declaration and guarantee is made at such Pay Day.

4. 期限

Term

本协议将保持其全部效力至下述日期中较早者：(i)各方共同书面同意终止 本协议的日期；(ii)对公司注册资本 100％的权益被优先受让人或其指定 人购买或占有，或经优先受让人同意被转让给第三方的日期；(iii)股东收 益权转让协议终止的日期。

This Agreement shall remain in full validity and effectiveness until the day (depending on which takes place first) when (i) all Parties agree in written to terminate this Agreement; (ii) 100% of the equity of the registered capital of the Company is purchased or possessed by the Preferential Transferee or the appointee appointed by such Preferential Transferee; and (iii) the Shareholder Usufruct Transfer Agreement is terminated.

5. 税务

Taxation

各方承诺支付因本协议的签订和履行所可能产生的税款中其各自应承担的 部分。

Each Party commits to assume their respective part of potential taxes incurred from the execution and performance of this Agreement.

6. 违约

Breach

6.1 总则 如任何一方重大且有意地违反其在本协议项下各自的声明、保证、 承诺或义务，违约方应赔偿非违约方由此产生的实际损失。

General Provision If any Party materially and intentionally violates any of its statement, guarantee, commitment or obligation under this Agreement, such Party in breach shall indemnify the actual losses of the non-defaulting Party incurred from such breach.

6.2 股东的违约 除第 6.1 款的规定外，如股东违反了上述第 2 条或第 3 条的 相关条款，优先受让人应有权根据适用的中国法律，依据第 2.1 款和第 2.2 款行使其权利，在此情形下，2.3 款中规定的通知期应被减少为两（2）天， 但应符合中国法律的任何强制性规定。

Breach of the Shareholders Beside the stipulation in the Paragraph 6.1, if the Shareholders violate the stipulations in the Paragraphs 2 and 3, the Preferential Transferee shall be entitled to exercise its right pursuant to the applicable laws of China and the Paragraphs 2.1 and 2.2. In such case, the notification term set forth in the Paragraph 2.3 shall be curtailed to two (2) days, provided that such action of the Preferential Transferee shall accord with any compulsory stipulation under the laws of China.

6.3 累积救济 在本第 6 条中规定的救济并非排他性的，应不限制任一方根 据法律可得到的任何其他权利和赔偿。

Accumulative Remedy This remedy set forth in this Paragraph 6 shall not be exclusive, and shall not be deemed as the limitation for a Party to obtain any other right and indemnification pursuant to laws.

7.       争议解决

Solution to Dispute

7.1. 仲裁 任何由本协议引起或与本协议相关的争议或诉求应提交中国国际经 济贸易仲裁委员会华南分会（“贸仲委”）在深圳按照提交仲裁请求当时 有效的贸仲委仲裁规则仲裁。

Arbitration Any dispute or appeal arising from or relating to this Agreement, shall be submitted to the South China Branch of China International Economic and Trade Arbitration Commission（ “CIETAC”） for arbitration in Shenzhen, and shall abide by CIETAC arbitration rules effective at the time when such dispute is submitted.

a) 仲裁庭应由 3 名仲裁员组成。优先受让人应指定一名仲裁员，股东应 指定一名仲裁员。第三名仲裁员由贸仲委指定并担任首席仲裁员。各 方在此同意仲裁庭首席仲裁员不应为中国公民。

The arbitration tribunal shall consist of 3 arbitrators, one appointed by the Preferential Transferee, another one appointed by the Shareholders, and the remaining one as the chief arbitrator, appointed by the director of CIETAC. All Parties hereby agree that such chief arbitrator shall not be a Chinese citizen.

b) 仲裁程序应以中文进行。在仲裁庭开庭时，如果各方中的任何一方或 其代理人或证人需要英文翻译，此种翻译可以按照仲裁规则的要求提 供，该翻译服务的成本及费用应由要求该服务的一方承担。

The arbitration shall be conducted in Chinese language. In the session of such arbitration, if any Party or its agent or witness requires English translation or interpreting, such translation or interpreting service may be provided pursuant to arbitration rules, with the translation or interpreting fees and expenses assumed by the Party requiring such service.

c) 该仲裁裁决应为最终裁定且对各方均具有约束力。

The adjudication of arbitration shall be a final judgment and be binding on all Parties.

d) 在解决争议期间，各方应在所有其他方面继续执行本协议。

During the solution of such dispute, all Parties shall proceed with other obligations under this Agreement.

8. 其他

Other Particulars

8.1. 适用法律 本协议的执行、有效性、解释、履行、修改和终止应适用中 华人民共和国法律。

Applicable Laws The execution, validity, interpretation, performance, amendment and termination of this Agreement shall be under the jurisdiction of the laws of China.

8.2. 有效性 本协议经各方合法授权代表签字后生效并约束各方。

Validity This Agreement shall come into force and be binding on all Parties promptly after the signatures are executed by the officially authorized representatives of all Parties.

8.3. 修改 除非本协议另有规定，本协议的任何修改仅在各方有效签署后生效。

Amendment Unless other provisions in this Agreement, any amendment to this Agreement shall be in force only after valid signatures are executed by all Parties.

8.4. 支出；赔偿 股东应支付优先受让人关于本协议项下付款的垫付支出和内 部费用。股东同意对优先受让人进行赔偿，并使其免于任何类别的可能由 优先受让人承担的与本协议有关的所有债务、损失、损害、支出及费用， 包括但不限于优先受让人因与任何调查程序、行政或司法程序有关事项而 聘请顾问所发生的实际费用及杂费支出，无论优先受让人是否被指定为该 等程序的一方当事人。

Expenses; Indemnification The Shareholders shall pay the internal expenses and expenses of the payment under this Agreement prepaid by the Preferential Transferee. The Shareholders agree to indemnify the Preferential Transferee and exempt such Transferee from any kind of potential liability, losses, damages, expenses and expenditures relating to this Agreement which may be assumed by the Preferential Transferee, including but not limited to any actual cost and out-of-pocket expenses of the Preferential Transferee incurred from the engagement of attorney in any investigation, administrative or legal proceedings, whether the Transferee is appointed as a party in such proceedings or not.

8.5. 无弃权 任何一方对于另一方因违反本协议或对本协议构成违约而迟 延或疏忽行使任何权、利力或救济不得损及受害方所享有的该等权利、权 力或救济，亦不得解释为受害方对该等违约或随后任何类似违约救济的放 弃，或对该等违约的默认。对任何一方违反本协议或对本协议构成违约的 任何部分的任何种类或必须的放弃、许可、同意或批准，或对任何一方对 本协议的任何规定或条件部分的任何放弃必须以书面的形式做出，且仅在 以该等书面形式中特别规定的范围内有效。本协议或法律或以其它方式赋 予各方的全部救济应为累积的而不是仅可选择的。

Non-waiver Any Party’s delay or negligence in the exercise of rights, power or remedy resulted from other Party’s violation or breach of this Agreement, shall not damnify or damage such rights, power or remedy of the injured Party, and shall not be construed as any waiver of the injured Party in the remedy against such breach or any subsequent similar breach, or as the injured Party’s pretermission to such breach. Any waiver, approval, consent or ratification, necessary or in any category, of any part of this Agreement under the violation or breach by any Party, or any waiver of any part or of any provision of this Agreement by any Party, shall be executed in written and only be effective to the extent expressly set forth in such written document. All remedies to each Party provided by this Agreement, laws or otherwise shall be accumulative, rather than to select one only.

8.6. 完整协议 本协议及本协议提及的或其明示包含的其他合同及文件构成 各方之间就本协议项下标的签订的完整的协议，并取代各方就本协议项下 标的所达成的任何先前的口头的或书面的协议、合同、承诺和通信。

Entire Agreement This Agreement and other agreements, contracts or documents referred to or overtly involved in this Agreement shall constitute an entire Agreement for the target under this Agreement by all Parties. Such entire Agreement shall substitute any prior verbal or written agreement, contract, commitment and communication for the target under this Agreement by all Parties.

8.7. 可分性 如果本协议的任何条款在所适用的中国法下被认为非法或者 不具强制执行力，该条款应被视为被从本协议中删除并且不具有效力。本 协议的其他的条款及条件应仍然有效，本协议并应被认为在最初签署时已 排除了该无效条款。

Severability If any provision of this Agreement shall be held as invalid, illegal or unenforceable under the laws of China, such provision shall be deemed as eliminated from this Agreement and ineffective. The validity, legality and enforceability of the remaining provisions in this Agreement shall not be affected in any way, and such invalid, illegal or enforceable provision shall also be deemed as eliminated from this Agreement at the very beginning of the execution of this Agreement.

8.8. 保密 自本协议之日至其后五(5)年止，每一方均应对保密信息严格保密并 且除为诚信地履行本协议之目的外，不得直接或间接为其他任何目的披露、 使用或利用该信息。

Confidentiality Within five (5) years which commence from the day of the termination or expiration of this Agreement, each Party shall maintain secrecy of all confidential data and information. Except for the performance of this Agreement in good faith, such confidential data and information shall not be exposed, used or applied directly or indirectly for any other purpose.

此处，“保密信息”是指：(i) 本协议以及本协议提及的或以其他方式被 作为参考而包括的所有合同及文件的存在及其内容；以及 (ii) 任何形式 的可能包含与任何一方有关的非公开信息的任何信息、文件或数据，包括 技术信息、数据、程序和方法、商业秘密、市场分析、价格信息、顾客名 单、研究、软件、一般性的专有技术、设计以及商业的和其他专有的或机 密的信息或数据及任何财务成果或信息。

Such “Confidential Data and Information” shall include: (i) the existence and content of this Agreement and all other agreements and documents relating to or involved by this Agreement; (ii) any form of information, document or data relating to each Party, which may include any non-public information, including technical information, data, techniques and method, trade secret, market analysis, pricing data, list of clients or customers, investigation, software, general technology, design and advertisement, other private or confidential information or data and any financial and accounting result and data.

8.9. 存续 在本协议中所作的陈述、保证、约定和协定在本协议所述的交易成 功交割后应继续有效。

Continued Validity Any representation, guarantee, commitment and stipulation under this Agreement will remain in validity after the successful completion or accomplishment of transaction proposed pursuant to this Agreement.

8.10. 继承方和转让 除非本协议另有约定，未经另一方的事先书面同意， 任何一方均不得将其在本协议项下的权利或义务让与或转让给其它方。本 协议的规定应为本协议各方的继承人和允许的受让人的利益且对他们具有 约束力。

Successor and Assigns Unless other provisions in this Agreement, without prior written consent of all other Parties, any Party shall not assign or transfer any right or obligation under this Agreement to other party. The provisions under this Agreement shall inure to the benefit of the successor or permitted assignee of the Parties herein and be binding on such successor or assignee.

8.11. 语言 本协议由中文及英文书写。两个语言版本同等真实。各方在此确认 其均审阅了两个语言的版本并且两个版本在所有重大方面实质相同。如果 两种语言文本之间有任何不一致的地方，则应以中文文本为准。

Language This Agreement is made in Chinese language and English language, which are equally authentic. All Parties hereby confirm that the Agreement in such two languages has been reviewed and materially the same with all aspects. In the case of any inconsistence between such two versions, the Chinese version shall prevail.

8.12. 副本 本协议在中国(广州市)由各方正式授权代表签署(三)份原件（每份 中英文各一(1)份）。各方各持一份原件。

Counterparts This Agreement is executed, in (Guangzhou City), China, by the officially authorized representatives of each Party, in (three copies) in both Chinese language and English language, each of which shall be authentic and each Party shall keep one in both languages.

8.13. 进一步确认 自本协议签署之日且在其签署后，经一方发出要求，被要求 的另一方应签署和交付确认、执行及完全实现本协议的意图和目的所合理 必须的或必要的该等契约文书、文件或其它书面文件。

Further Confirmation As from the execution of this Agreement, at the request of any Party, other Party receiving such request shall execute and deliver any writ, document or other written material, reasonably necessary or useful for confirming, performing and fully realizing the intents and goals under this Agreement.

（签字页见下页）

(Signatures in Next Page)

以兹为证，各方已于开首载明日期和年份签署本协议，以昭信守。

IN WITNESS WHEREOF, all Parties hereby sign and execute this Agreement as of the date aforementioned at the beginning of this Agreement.

优先受让人 Transferee: [越宝企业管理咨询（广州）有限公司]

Superior Treasure Enterprise Management Consulting （ Guangzhou ） Corporation Limited

签字 Signature:	/s/ Angella Lu
姓名 Name:	Angella Lu
职务 Position:	法定代表人 Legal Representative

股东 Shareholder ：[孟雪琴] Meng Xueqin

签字 Signature:	/s/ Meng Xueqin

股东 Shareholder ：[周永益] Zhou Yongyi

签字 Signature:	/s/ Zhou Yongyi

目标公司 The Target Company：

[广东藏宝天下艺术品有限公司] Guangdong Cang Bao Tian Xia Artworks Corporation Limited

签字 Signature:	/s/ Zhou Yongyi
姓名 Name:	周永益 Zhou Yongyi
职务 Position:	法定代表人 Legal Representative

附件 1

Appendix 1

授权委托书样式

Letter of Authorization and Entrustment

本函签署人，[                   ]和[                   ]（合称为“股东”）作为[                        ]有 限公司（“公司”）的股东在此授予[        ] (“代理人”) 或当[      ]不再在[                    ]有限公司任职后由[                         ]有限公司董事会任命的其他人员，在 本委任函期限间享有如下权力、权利及授权：

The signatories of this Letter, (     ) and (     ) (collectively referred to as the “Shareholders”), as the shareholders of the (      ) Co. Ltd (the “Company”), hereby appoint and entrust [     ] (Representative) (the “Agent”) or other person appointed by the (     ) Co. Ltd when[

] ( Representative) no longer assume a post in the (      ) Co. Ltd, to exercise, within the term of this Letter, the power, rights and authorization as follows:

根据[                      ]有限公司和股东于 年 月 日签署的《股权优先 受让协议》，股东在此授权代理人作为本人的唯一代理人：(i) 签署及交付为行 使优先受让权协议第 2 条所赋予的优先受让权所需的所有及任何协议、转让证书 或其他文书和文件；(ii) 行使其无论以其自身身份或以作为公司股东的身份而根 据公司的章程及中国法律所拥有的全部权力、权利及授权，包括但不限于召集并 参加股东会、提名及选举董事（及高级管理人员，如适用）并对股东会决议进行 投票或通过书面同意的权利。

The Shareholders hereby authorize, pursuant to the Stock Equity Transfer Priority Agreement made and entered into, as of (date), by the ( ) Co. Ltd and the Shareholders, the Agent as the exclusive agent on behalf of the Shareholders: (i) to execute and deliver all or any agreement, transfer certificate or other writ and document necessary for exercising the transfer priority awarded in the Paragraph 2 in the Transfer Priority Agreement; (ii) to exercise, whether in the name of such Agent or in the name of the Shareholders of the Company, all power, rights and authorization awarded by the Articles of the Company and the laws of China, including but not limited the right to call in and attend the meeting of Board of Shareholders, the right to nominate and elect directors (and senior management, if applicable) and the right to vote to the resolution of Board of Shareholders or approve written consent.

本授权委托书不可撤销，除非因如下任何原因(i)本函被撤销、修订或取代，或(ii) 各方书面协议终止优先受让权协议。

This Letter of Authorization and Entrustment shall be irrevocable, except for the following reasons: (i) This Letter is repealed, amended or substituted, or (ii) The Transfer Priority Agreement is terminated through a written agreement by all Parties.

股东：

Shareholders:

[                           ]

签署 Signature：

[                           ]

签署 Signature：

代理人 Agent

[                           ]

( Representative)

签署 Signature：